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LDR Real Estate Value-Opportunity Fund (“Fund”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

May 20, 2022

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between World Funds Trust (the “Trust”), on behalf of the LDR Real Estate Value-Opportunity Fund, formerly known as the REMS Real Estate Value-Opportunity Fund (the “Fund”), and LDR Capital Management, LLC (the “New Adviser”), the current interim investment adviser to the Fund, by shareholders of the Fund at a Special Meeting of Shareholders to be held on or about June  30, 2022 at 10:00 a.m. at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The New Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement with the Trust on behalf of the Fund (the “Interim Agreement”). The Interim Agreement was approved by the Board of Trustees of the Trust (the “Board”) at a meeting held on November 10, 2021 (the “Board Meeting”), following a notification to the Board by the prior investment adviser to the Fund, Real Estate Management Services Group, LLC (the “Former Adviser”), that it will no longer be able to continue serving as the investment adviser to the Fund as a result of a transaction (the “Transaction”) that was pending pursuant to which the New Adviser would acquire substantially all of the assets of the Former Adviser. The Interim Agreement went into effect on March 25, 2022, the closing date of the Transaction. At the Board Meeting, the Former Adviser recommended that the Board approve the New Adviser as the interim investment adviser and, subject to shareholder approval, the permanent investment adviser to the Fund. At the Board Meeting, the Board unanimously approved the New Advisory Agreement, which will become effective on or about June 30, 2022 if approved by shareholders. The Trust’s investment advisory agreement with the Former Adviser (the “Former Advisory Agreement”) was terminated and the Interim Agreement took effect on March 25, 2022. Information on the Interim Agreement, the Former Advisory Agreement and the New Advisory Agreement is set forth in this Proxy Statement. In addition, information on the New Adviser and other service providers serving the Fund is included as well.

It is important to note that, although the investment advisory arrangements for the Fund have been assigned to the New Adviser, the day-to-day portfolio management services to the Fund have not changed as the Fund’s portfolio managers, Edward W. Turville and John Webster, have assumed similar positions with the New Adviser and will continue to the serve as the Fund’s portfolio managers. In addition, no changes are being proposed to the advisory fees charged to the Fund, and the New Adviser has committed to continue the current expense limitation cap with the Fund until April 30, 2024.

To allow the New Adviser to continue to serve as the investment adviser to the Fund without any interruption, shareholders of Fund are being asked to approve the New Advisory Agreement. The Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Fund, voted unanimously to approve the New Advisory Agreement on behalf of Fund and recommends that you approve Proposal 1. The Board believes that Proposal 1 is in the best interests of the Fund and its shareholders.

It is very important to receive your vote before June 30, 2022. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Fund, from the proxy service provider or the New Adviser reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert,

President

World Funds Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on June 30, 2022 (the “Meeting”)?

A.	At the Meeting, shareholders of the LDR Real Estate Value-Opportunity Fund (“Fund”), a series of World Funds Trust (the “Trust”), will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and LDR Capital Management, LLC (the “New Adviser”). The New Adviser currently serves as the investment adviser to the Fund under an interim advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “Interim Agreement”). Prior to the Trust entering into the Interim Agreement, Real Estate Management Services Group, LLC (the “Former Adviser”) managed the Fund pursuant to an investment advisory agreement that was the same in all material respects as the New Advisory Agreement (the “Former Advisory Agreement”).

Q.	Why are shareholders being asked to approve the Proposal?

A.	As a result of a transaction (the “Transaction”) that was pending pursuant to which the New Adviser would acquire substantially all of the assets of the Former Adviser, the Former Adviser indicated that it will no longer be able to continue serving as the investment adviser to the Fund and recommended to the Board that it approve the New Adviser as the interim investment adviser and, subject to shareholder approval, the permanent investment adviser to the Fund. The Former Advisory Agreement was terminated effective March 25, 2022 upon the closing of the Transaction, and to avoid a lapse in advisory services to the Fund, the New Adviser and the Trust entered into the Interim Agreement, which became effective on March 25, 2022. For the New Adviser to continue to provide investment management services to the Fund beyond the term of the Interim Agreement (maximum term of 150 days from March 25, 2022), shareholders of the Fund are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to approve the New Advisory Agreement. If shareholders of the Fund do not approve the New Advisory Agreement, then the New Adviser will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Agreement, and the Board will have to consider other alternatives for the Fund, including again seeking approval by shareholders of the New Advisory Agreement, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund. To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board is recommending that shareholders of the Fund approve Proposal 1.

Q.	Has the Board approved the Proposal?

A.	At a meeting of the Board held on November 10, 2021, the Board unanimously approved the New Advisory Agreement for the Fund, subject to approval by the Fund’s shareholders, which approval would be sought upon the closing of the Transaction. The Board also unanimously approved the Interim Agreement at the November 10, 2021 Board meeting.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement.

Q.	If the Former Advisory Agreement was terminated as of the close of business on March 25, 2022, how is the Fund currently being managed?

A.	At a meeting held on November 10, 2021, the Board approved the Interim Agreement that took effect upon the closing of the Transaction (i.e., the Interim Agreement took effect on March 25, 2022). Pursuant to the terms of the Interim Agreement, which was adopted in accordance with the requirements of Section 15(f) and Rule 15a-4 of the 1940 Act, the New Adviser will provide advisory services to the Fund under the Interim Agreement, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the New Adviser; or (ii) one-hundred fifty (150) days from the date of the March 25, 2022 effective date of the Interim Agreement. The Interim Agreement is substantially similar to the Former Advisory Agreement and New Advisory Agreement except that the Interim Agreement requires all investment advisory fees to be held in escrow pending the approval of the New Advisory Agreement, it has a maximum term of 150 days, and the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice. If the Fund’s shareholders do not approve the New Advisory Agreement with the New Adviser, the New Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). However, should the Fund’s shareholders approve the New Advisory Agreement, the escrowed investment advisory fees will be paid to the New Adviser and the Interim Agreement will terminate and the New Advisory Agreement will take effect.

Q.	Why is the Board recommending that shareholders approve the Proposal?

A.	The Board believes the New Adviser will continue to provide shareholders with a high level of service under the New Advisory Agreement.

Q.	How will the approval of the Proposal affect the management and operations of the Fund?

A.

The Fund’s investment objective and investment strategies will not change as a result of the New Advisory Agreement. In addition, the change of investment adviser will not result in any changes to the Fund’s portfolio management as the portfolio managers of the Fund have assumed similar roles with the New Adviser in which they will each continue to provide the same services to the Fund as were provided with the Former Adviser.

Q.	How will the approval of the Proposal affect the expenses of the Fund?

A.	The approval of the New Advisory Agreement on behalf of the Fund will not result in a change to the advisory fee. In addition, the New Adviser has agreed to maintain the current expense cap with the Fund through April 30, 2024. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be split between the New Adviser and the Fund with the New Adviser bearing approximately 15% of the overall expenses with the overall costs expected to be approximately $55,000.

Q.	What are the primary reasons for the retention of the New Adviser as the investment adviser to the Fund?

A.	The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the ownership and resources of the New Adviser, performance results achieved by the portfolio managers who will continue as the portfolio managers of the Fund and have assumed a similar position with the New Adviser, the quality of services anticipated to be provided by the New Adviser, and the fact that the transaction assigning the advisory contract for the Fund is not expected to result in any changes to the management team serving the Fund. The Board also considered that the advisory fee will not change for the Fund and the fact that the New Adviser will enter into a new expense limitation arrangement that will cap the Fund’s expenses at the same level as was provided by the Former Adviser. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the section “Evaluation by the Board of Trustees” in the enclosed Proxy Statement.

Q.	Are there any material differences between the Former Advisory Agreement and the New Advisory Agreement?

A.	No. There are no material differences between the Former Advisory Agreement and the New Advisory Agreement, other than their respective commencement and renewal dates and the name of the investment adviser.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via the phone or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the New Adviser, any of its affiliates, or Commonwealth Fund Services, Inc., the Fund’s transfer agent, from a representative of the proxy service provider or the New Adviser may be contacting you to urge you to vote on these important matters.

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 30, 2022

Dear Shareholders:

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the LDR Real Estate Value-Opportunity Fund (the “Fund”), a series of the Trust, to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on June 30, 2022 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and LDR Capital Management, LLC, the Fund’s current interim investment adviser. No investment advisory fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposal 1. Shareholders of record at the close of business on May 9, 2022 are entitled to notice of, and to vote at, the special Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

/s/ David A. Bogaert

David A. Bogaert,

President

May 20, 2022

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 30, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of World Funds Trust (the “Trust”) on behalf of the LDR Real Estate Value-Opportunity Fund (the “Fund”) for use at the special meeting of shareholders, to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on June 30, 2022 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about May 20, 2022. Only shareholders of record at the close of business on May 9, 2022 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and LDR Capital Management, LLC (the “New Adviser”), the Fund’s current investment adviser. No investment advisory fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at http://www.www.ldrfunds.com or by calling (800) 628-4077. The Fund’s annual and semi-annual reports are available, at no charge, by calling 800-673-0550 or on the Fund’s website at www.ldrfunds.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE NEW ADVISER

Summary of the Proposal

As a result of a transaction (the “Transaction”) that was pending pursuant to which the New Adviser would acquire substantially all of the assets of Real Estate Management Services Group, LLC ( the” Former Adviser”), the investment advisory agreement between the Trust, on behalf of the Fund, and the Former Adviser (the “Former Advisory Agreement”) was terminated and assigned to the New Adviser, and the Former Adviser ceased providing investment advisory services to the Fund, effective on March 25, 2022. The Former Adviser had previously recommended to the Board of Trustees of the Trust (the “Board”) that it approve the New Adviser as the interim investment adviser and, subject to shareholder approval, the permanent investment adviser to the Fund. To avoid a lapse in advisory services to the Fund, the New Adviser and the Trust, on behalf of the Fund, entered into an interim investment advisory agreement (the “Interim Agreement”), which became effective on March 25, 2022. For the New Adviser to continue to provide investment management services to the Fund beyond the term of the Interim Agreement (maximum term of 150 days from March 25, 2022), shareholders of the Fund are required by the 1940 Act to approve a new advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “New Advisory Agreement”). If shareholders of the Fund do not approve the New Advisory Agreement, then the Adviser will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Agreement, and the Board will have to consider other alternatives for the Fund, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund. To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board is recommending that shareholders of the Fund approve Proposal 1. Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund or a Fund shareholder. The New Advisory Agreement is identical in all material respects to the Former Advisory Agreement, except for the dates of commencement and renewal. The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund. The Former Advisory Agreement was last submitted to a vote of shareholders of the Fund on April 30, 2018.

Legal Analysis

In conjunction with the termination of the Former Advisory Agreement, legal counsel to the Trust explained that the circumstances surrounding the assignment and termination of the Former Advisory Agreement should be viewed as being subject to Section 15(f) of the 1940 Act, which would necessitate that the Board consider certain additional factors. Section 15(f) provides that, when a change in the investment adviser to a registered investment fund occurs, the former investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied: (i) an “unfair burden” must not be imposed on the investment company as a result of the transaction resulting in the change in investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change in investment adviser whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are involved with these circumstances; and (ii) during the three-year period immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of the New Adviser or the Former Adviser, and the Trust contemplates that it will maintain this composition for a period of at least three years from the effective date of the New Advisory Agreement.

Interim Agreement

As a result of the assignment of investment advisory duties to the New Adviser prior to shareholder approval of the New Advisory Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders of the Fund in accordance with the 1940 Act. In order for the Adviser to continue as the Fund’s investment adviser, the Board of Trustees, including all the Independent Trustees, by vote cast on November 10, 2021, unanimously approved the Interim Agreement with the New Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Agreement is dated March 25, 2022, and it replaced the Former Advisory Agreement as of such date.

The Interim Agreement is substantially similar to the Former Advisory Agreement and the New Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Agreement has a maximum term of 150 days. Further, the Interim Agreement provides that the Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Agreement at any time without penalty on not more than 10 days’ written notice, and that the compensation earned by the New Adviser under the Interim Agreement is being held in an escrow account until Fund shareholders approve the New Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the New Adviser. If shareholders do not approve the New Advisory Agreement, the New Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Agreement, or the total amount in the escrow account, plus any interest.

The Fund will continue to be managed by the New Adviser under the Interim Agreement until such time as the New Advisory Agreement is approved by shareholders or the term of the Interim Agreement has expired. If the New Advisory Agreement with the New Adviser is not approved by shareholders, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

Comparison of the Former Advisory Agreement and the New Advisory Agreement

At a meeting on November 10, 2021, the Board, including all the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”), unanimously approved the New Advisory Agreement. The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, except for the date of commencement and renewal and the name of the investment adviser. Under the terms of the Former Advisory Agreement and the New Advisory Agreement, the Former Adviser and the New Adviser are each entitled to receive an annual advisory fee from the Fund as follows:

Fund	Percentage of Average Daily Net Assets
LDR Real Estate Value-Opportunity Fund	0.90%

As investment adviser to the Fund, subject to the Board’s supervision, the New Adviser continuously reviews, supervises and administers the Fund’s investment program. The New Adviser also ensures compliance with the Fund’s investment policies and guidelines.

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by the Adviser on sixty (60) days’ notice to the Fund. The New Advisory Agreement may be amended by the parties thereto (which include the New Adviser and the Trust) pursuant to the requirements of the 1940 Act.

The New Advisory Agreement provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund. If the New Advisory Agreement with the New Adviser is not approved by shareholders of the Fund, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning the Former Adviser

Real Estate Management Services Group, LLC (the “Former Adviser”), a Florida corporation with its principal office and place of business in Naples, Florida, was the Fund’s investment adviser and provided investment advisory services to the Fund pursuant to the Former Advisory Agreement between the Former Adviser and the Trust. The Former Adviser was founded in 2002 and its principal address is 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. The Former Adviser commenced operations in May 2002 and became registered with the U.S. Securities and Exchange Commission (“SEC”) in April 2002. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Former Adviser are set forth below:

Name and Address:	Title and Principal Occupation:
Edward W. Turville, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102	Chairman and Managing Director
John E. Webster, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102	President, Member
John S. Whitaker, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102	Member
Michael H. Shelly, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102	Member
Beach Investment Management, LLC, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102	Member
Tania Zapalski, 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102	Chief Compliance Officer and Chief Financial Officer

During the fiscal year ended December 31, 2021, the Former Adviser earned, waived and was paid the following advisory fees from the Fund.

Fund Name	Gross Advisory Fee	Fee Waiver	Net Advisory Fee
LDR Real Estate Value-Opportunity Fund	$431,321	$291,119	$140,202

The Former Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding interest, fees payable pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) did not exceed 1.00% of average daily net assets for each class of shares of the Fund until April 30, 2031. Each waiver or reimbursement of an expense by the Former Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amount of recoverable reimbursements as of December 31, 2021, and expiration dates was as follows:

	Recoverable Reimbursements and Expiration Dates
Fund	2022	2023	2024	Total
LDR Real Estate Value-Opportunity Fund	$195,789	$244,306	$291,119	$731,214

The New Adviser will not be able to recoup fees previously waived and/or reimbursed by the Former Adviser.

Information Concerning the New Adviser

The New Adviser is a New York limited liability company with its principal office and place of business at 410 Park Avenue, Suite 910, New York, New York 10022. The New Adviser is the Fund’s current investment adviser and provides investment advisory services to the Fund pursuant to the Interim Agreement between the New Adviser and the Trust. The New Adviser became registered with the U.S. Securities and Exchange Commission (“SEC”) and commenced operations in 2011. As of April 30, 2022, the New Adviser had approximately $770 million_ in assets under management. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the New Adviser are set forth below:

Name and Address:	Title and Principal Occupation:
Lawrence D. Raiman, 410 Park Avenue, Suite 910, New York, New York 10022	Chief Executive Officer, President, Managing Principal, Portfolio Manager
Greg L. Cox, 801 West 5th Street, Austin, Texas 78703	Portfolio Manager
James W. Ancey, 410 Park Avenue, Suite 910, New York, New York 10022	Chief Operating Officer, Chief Compliance Officer, Principal
Jennifer Z. Yap, 410 Park Avenue, Suite 910, New York, New York 10022	Portfolio Manager

The New Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding interest, fees payable pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) did not exceed 1.00% of average daily net assets for each class of shares of the Fund until April 30, 2024. Each waiver or reimbursement of an expense by the New Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Evaluation By The Board of Trustees

At meetings (collectively, the “Meeting”) held by the Board, it considered the approval of an Interim Advisory Agreement (the “Interim Advisory Agreement”) and a new Investment Advisory Agreement (the “New Advisory Agreement”), each between World Funds Trust (the “Trust”) and LDR Capital Management, LLC (“LDR”) on behalf of the REMS Real Estate Value-Opportunity Fund (the “Fund”). It was noted that the Interim Advisory Agreement and the New Advisory Agreement were presented for approval because the Fund’s investment adviser, Real Estate Management Services Group, LLC (“REMS”), informed the Board that it was in active discussions for a business combination of REMS with LDR and that REMS recommended that LDR be approved as the Fund’s interim investment adviser and, subject to shareholder approval, the new investment adviser to the Fund. It was noted that LDR and REMS had not reached a definitive agreement on the business combination, but that they anticipated that it would happen during the first quarter of 2022. The Trustees considered that REMS and LDR informed the Board that, as a result of the business combination, there would be no change to the investment objective or principal investment strategies of the Fund and that the Fund’s current portfolio managers would continue to be responsible for the day-to-day management of the Fund and continue to service Fund shareholders who are currently REMS clients and any future LDR clients. The Trustees considered that the Interim Advisory Agreement may only remain in place for up to 150 days and that the material terms of the Interim Advisory Agreement are substantially identical to the terms of the Fund’s investment advisory agreement with REMS, except with respect to the identity of the investment adviser and the term of the agreement. The Trustees further considered that the material terms of the New Advisory Agreement are substantially identical to the terms of the Fund’s investment advisory agreement with REMS, except with respect to the identity of the investment adviser. The Board also noted that approval of the Interim and New Advisory Agreements would not change the rate at which the Fund pays advisory fees.

The Trustees reviewed and discussed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Interim Advisory Agreement and the New Advisory Agreement (together, the “LDR Advisory Agreements”), including the following material factors: (i) the nature, extent, and quality of the services to be provided by LDR; (ii) the investment performance of the Fund and LDR; (iii) the costs of the services to be provided and profits to be realized by LDR from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) LDR’s practices regarding possible conflicts of interest. The Board reflected on its discussions regarding the proposed LDR Advisory Agreements, the proposed expense limitation arrangements and the anticipated manner in which the Fund would be managed with representatives of LDR during the Meeting.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented by LDR in connection with the approval process, including information presented to the Board in REMS’ presentation at the Meeting. The Board requested and was provided with information and reports relevant to the approval of the LDR Advisory Agreements, including: (i) reports regarding the services and support to be provided to the Fund and its shareholders; (ii) presentations by management of LDR addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Fund; (iii) disclosure information contained in the Form ADV of LDR; and (iv) a memorandum from Trust counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the LDR Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about LDR, including financial information, a description of its personnel and the services to be provided to the Fund, information on investment advice, performance, summaries of anticipated fund expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by LDR from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the LDR Advisory Agreements and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the LDR Advisory Agreements, the Trustees considered numerous factors, including:

(1)       The nature, extent, and quality of the services to be provided by LDR.

In this regard, the Board considered the responsibilities of LDR under the LDR Advisory Agreements. The Board reviewed the services to be provided by LDR to the Fund including, without limitation: LDR’s anticipated procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; its anticipated coordination of services for the Fund among the Fund’s service providers; and its anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of the Fund’s shares. The Board considered: LDR’s staffing, personnel, and methods of operating; the education and experience of LDR personnel as well as their specific skill set suited to continue implementing the Fund’s investment strategy; and the description of LDR’s compliance program, policies and procedures. The Board considered that LDR has extensive experience in managing REIT and real estate related portfolios. The Board also considered that the Fund’s portfolio managers would continue as portfolio managers of the Fund under the LDR Advisory Agreements. After reviewing the foregoing and further information from LDR, the Board concluded that the quality, extent, and nature of the services to be provided by LDR were satisfactory and adequate for the Fund.

(2)        Investment Performance of the Fund and LDR.

The Board noted that, though LDR had not yet commenced managing the Fund at the time of the Meeting, the Fund’s portfolio managers would continue as portfolio managers of the Fund under the LDR Advisory Agreements and that the Fund’s investment objective and principal investment strategies would not be changing. The Trustees noted that the one-year return for the Fund for the period ended September 30, 2021, exceeded the return of its benchmark index, and the median of its peer group and Morningstar category, and placed it in the top 1% of funds in its Morningstar category. The Trustees further noted that the three-, five-, and ten-year returns for the Fund, for periods ended September 30, 2021, each outperformed its benchmark index. It was noted that the Fund’s peer group for the one-, three-, five-, and ten-year periods consisted of fifteen, fifteen, twelve, and ten mutual funds, respectively, with average net assets between $20 million and $400 million within the Morningstar Real Estate Category. The Board also compared the investment performance of a private fund and separately managed accounts managed by LDR personnel with investment objectives similar to those of the Fund and considered the reasons for the differences as reported by LDR. Based on these considerations, the Board concluded that the performance of the Fund was satisfactory.

(3)	The costs of the services to be provided and profits to be realized by LDR from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by LDR from the relationship with the Fund, the Trustees considered LDR’s staffing, personnel, and methods of operating; the financial condition of LDR and the level of commitment to the Fund by LDR; the asset levels of the Fund; and the overall expenses of the Fund. The Trustees considered financial statements of LDR and discussed the financial stability and profitability of the firm. The Trustees considered that the Fund’s advisory fee will not change under the LDR Advisory Agreements and that the Fund’s expense limitation arrangements under LDR’s management will be the same as those in place under REMS’ management of the Fund. The Board considered the fees and expenses of the Fund (including the advisory fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors, as derived by Broadridge from Morningstar data. The Board noted that the Fund’s net expense ratio is higher than the median of its peer group and Morningstar category but that its net investment advisory fee is less than the median of its peer group and Morningstar category. The Trustees further noted that the Fund’s gross advisory fee is higher than its peer group and Morningstar category, but the Trustees considered position of the portfolio managers of the Fund that the higher gross advisory fee is justified due to the complicated investment strategy of the Fund, which includes the ability to invest in any public real estate company, regardless of size, and the ability to use leverage and short sell securities, and that the Fund is more actively managed than its peers and therefore requires more resources of its investment adviser. The Trustees also compared the advisory fees charged to the Fund with the advisory fees charged to a private fund and separately managed accounts managed by LDR with investment objectives similar to those of the Fund and considered the reasons for the differences as reported by LDR. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to LDR by the Fund are fair and reasonable.

(4)	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Trustees considered the Fund’s proposed fee arrangements with LDR. The Trustees determined that, although the advisory fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangements in place for the Fund, which will be the same under LDR’s management of the Fund as those in place under REMS’ management of the Fund. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than LDR. The Trustees noted LDR’s commitment to keep the contractual rate for the investment advisory fee at the same level for the Fund as is currently in the contract between REMS and the Trust with respect to the Fund. Following further discussion of the Fund’s asset levels, expectations for growth under LDR’s management, and levels of fees, as well as the other contractual fee structures that were in place for the Fund, the Trustees determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and structured so as to allow the Fund to realize the benefits of economies of scale it grows, as well as immediately because of the expense limitation arrangements.

(5)       Possible conflicts of interest and benefits derived by LDR.

In considering LDR’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund, the basis for soft dollar payments with broker-dealers, and the basis of decisions to buy or sell securities for the Fund and/or other clients of LDR. The Trustees considered that LDR indicated that it may benefit from increased cross selling opportunities for its existing products by its association with the Trust. Based on the foregoing, the Trustees determined that LDR’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Trust counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the LDR Advisory Agreements was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Board approved the LDR Advisory Agreements.

*           *           *           *           *           *

PROPOSAL 2

TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND

VOTE “FOR” PROPOSAL 1.

OPERATION OF THE FUND

The Fund is a diversified series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains LDR Capital Management, LLC, 410 Park Avenue, Suite 910, New York, New York 10022, as investment adviser to the Fund. Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Fund’s administrator, transfer agent and accounting agent. UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund’s assets. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 01410, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to these service providers as a result of this Meeting.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding.

Fund	Total Shares of Beneficial Interest Issued and Outstanding
LDR Real Estate Value-Opportunity Fund	3,033,775

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement as it relates to the Fund. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

If Proposal 1 is approved by the shareholders of the Fund, the New Advisory Agreement is expected to be effective for the Fund as of the date of the Meeting. If shareholders of the Fund fail to approve Proposal 1, the Board will consider additional options as it relates to the Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Class	Type of Ownership
Charles Schwab & Co. Inc. FBO its Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	17.99%	Record
National Financial Services, LLC FBO Our Customers Attn: Mutual Funds 5th Fl 200 Liberty Street One World Financial Center New York, NY 10281	8.45%	Record
The Thomas Beach 2015 Revocable Trust 25 Fourth Ave South Naples, FL 34102	6.27%	Record
Charles Schwab & Co. Inc. FBO its Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	5.36%	Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being split between the Fund and the New Adviser with the New Adviser bearing approximately 15% of these expenses. It is anticipated that the overall approximate costs of the proxy will be $55,000. In approving this allocation of expenses, the Board took into consideration factors suggested by the New Adviser, including the availability of an investment team of the New Adviser who could provide support to the Fund’s portfolio management team, exposure that the Fund would receive to large platform for growth directly related to the New Adviser’ client base and other aspects of the New Adviser’s intermediary network and the New Adviser’s enhanced marketing program, which could lead to increase assets and lower expenses for the Fund. After extensive discussion and consideration, the Board determined that the proposed allocation of expenses for the proxy was fair and reasonable particularly in light of the possible benefits to the Fund and its shareholders as described herein. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone.

A copy of this Proxy Statement may be mailed to a shareholder holding shares in the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ David A. Bogaert

David A. Bogaert, President

May 20, 2022

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on June 30, 2022:

The notice of meeting, proxy statement and shareholder ballot are available at https://vote.proxyonline.com/wft/docs/ldrrealestate.pdf

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL TOLL-FREE 1-(877)-536-1561. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL MONDAY THROUGH FRIDAY, 9:00 A.M. TO10:00 P.M. EASTERN TIME.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and LDR Capital Management, LLC (the “Adviser”), a New York limited liability company with its principal place of business in New York, New York. This Agreement is made effective as to the Fund (defined below) as of the date set forth on the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto as of the “Effective Date” noted on Schedule A with respect to the Fund.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (the “Fund”, as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVI SER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of the Fund, as the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall use its best efforts to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or the Fund pricing agent to assist in the determination of the fair value of the Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to the Fund may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the Fund to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub- Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes- Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N- SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of the Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Name “LDR”. The Adviser has the right to use the name “LDR” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “LDR” in connection with the management and operation of the Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “LDR” that it has not otherwise disclosed to the Board

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAME “LDR”. The Adviser grants to the Trust a license to use the name “LDR” (the “Name”) as part of the name of the Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of the Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Fund.

9.	ADVI SER’S COMPENSATION. The Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to the Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to the Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Companies, 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to 410 Park Avenue, Suite 910, New York, New York 10022, Attention: Principal.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of the Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to the Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and the Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule As attached hereto.

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President and Principal Executive Officer

LDR Capital Management, LLC

Signature

By: James Ancey

Title: Principal, COO and CCO

SCHEDULE A-1

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

LDR Capital Management, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
LDR Real Estate Value-Opportunity Fund	None	0.90%

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President and Principal Executive Officer

LDR Capital Management, LLC

Signature

By: James Ancey

Title: Principal, COO and CCO

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR
PROXY VOTE TODAY!

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

A SERIES OF WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of the LDR Real Estate Value-Opportunity Fund (the “Target Fund”) that the undersigned is entitled to vote at the special meeting of shareholders (the “Special Meeting”), to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on June 30, 2022 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 1-(877)-536-1561. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 30, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/ldrrealestate.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of World Funds Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF WORLD FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and LDR Capital Management, LLC, the Fund’s current interim investment adviser. No investment advisory fee increase is proposed.	o	o	o

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]